SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street
Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(301) 608-9292

Item 12. Earnings Announcements or Releases.

On November 6, 2003, United Therapeutics Corporation (the “Company”) issued a press release setting forth its earnings for the Company’s quarterly fiscal period ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The Company does not intend for Exhibit 99.1 to be incorporated by reference into filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 7. Exhibits

(c) Exhibits

Exhibit No.              Description of Exhibit

99.1                          Press release dated November 6, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION
Dated: November 6, 2003	By: /s/ Paul A. Mahon Name: Paul A. Mahon Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 6, 2003